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FIRST BANCSHARES, INC.
142 East First Street
Mountain Grove, Missouri 65711

September 24, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of First Bancshares, Inc., to be held on Thursday, October 22, 2009 at 1:00 p.m., Central Time, at the Days Inn located at 300 East 19th Street, Mountain Grove, Missouri.

The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations and respond to appropriate questions from stockholders.

I, along with the other members of the Board of Directors, look forward to greeting you personally at the annual meeting.  However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented.  You are urged to promptly sign, date and mail the enclosed proxy in the postage-paid envelope provided for your convenience.  This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                Very truly yours,

                                                                /s/ Thomas M. Sutherland

                                Thomas M. Sutherland
                                Chairman and Chief Executive Officer

FIRST BANCSHARES, INC.
142 East First Street
Mountain Grove, Missouri 65711
Telephone: (417) 926-5151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 22, 2009

Notice is hereby given that the annual meeting of stockholders of First Bancshares, Inc. will be held on Thursday, October 22, 2009 at 1:00 p.m., Central Time, at the Days Inn located at 300 East 19th Street, Mountain Grove, Missouri, for the following purpose:

Proposal 1:	The election of two directors to serve until the 2012 annual meeting of stockholders or until their respective successors are duly elected and qualified.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the meeting.

The Board of Directors has fixed the close of business on September 10, 2009 as the record date for the annual meeting.  This means that stockholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.

                            By Order of the Board of Directors

                                                            /s/ Shannon Peterson

                            SHANNON PETERSON
                            Secretary

Mountain Grove, Missouri
September 24, 2009

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

PROXY STATEMENT
OF
FIRST BANCSHARES, INC.
142 East First Street
Mountain Grove, Missouri 65711
Telephone: (417) 926-5151

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2009

The Board of Directors of First Bancshares, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the annual meeting of stockholders.  We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about September 24, 2009.

The information provided in this proxy statement relates to First Bancshares, Inc. and its wholly-owned subsidiary, First Home Savings Bank.  First Bancshares, Inc. may also be referred to as “First Bancshares” and First Home Savings Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to First Bancshares and, as the context requires, First Home Savings Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Date, Time and Place of Annual Meeting

Our annual meeting of stockholders will be held as follows:

Date:           Thursday, October 22, 2009
Time:           1:00 p.m., Central Time
Place:           Days Inn, 300 East 19th Street, Mountain Grove, Missouri 65711

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposal:

Proposal 1:      The election of two directors to serve until the 2012 annual meeting of stockholders.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 22, 2009

Our Proxy Statement and Annual Report to Stockholders are available at www.fhsb.com.  The following materials are available for review:

•	Proxy Statement;
•	proxy card; and
•	Annual Report to Stockholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at ww.fhsb.com

Who is Entitled to Vote?

You may vote at the annual meeting if you were the record owner of shares of our common stock at the close of business on September 10, 2009, which has been set as the record date.  At the close of business on the record date, there were 1,550,815 outstanding shares of our common stock, par value of $.01 per share.  You are entitled to one vote for each share of First Bancshares common stock you own, unless you own more than 10% of First Bancshares’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of First Bancshares’ outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a stockholder of record if your shares of First Bancshares’s common stock are held in your name.  If you are a beneficial owner of First Bancshares common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of First Bancshares’s common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a stockholder of record.

Voting instructions are included on your proxy card.  Shares of First Bancshares’s common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposal to elect directors described in this Proxy Statement is considered a discretionary item under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership and 401(k) Plan Be Voted?

We maintain an employee stock ownership and 401(k) plan for the benefit of our employees.  If you participate in the employee stock ownership and 401(k) plan, the proxy card represents a voting instruction to the trustees of the plan as to the number of shares in your plan account.  If a plan participant properly executes the proxy card, the employee stock ownership and 401(k) plan trustees will vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of First Bancshares common stock held by the employee stock ownership and 401(k) plan and allocated shares for which voting instructions are not received will be voted by trustees in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of First Bancshares common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the annual meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for more than 90 days.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required for Approval

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Bancshares common stock.  Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Instructions to withhold votes for one or more directors will result in that nominee receiving fewer votes but will not count as a vote against the nominee.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Voting and Revocation of Proxies

You may vote your shares in person by attending the annual meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.  If a proxy card is submitted without instructions, the proxies will be voted “FOR” the director nominees.

You can revoke your proxy at any time before the vote is taken at the annual meeting by filing an instrument of revocation with Shannon Peterson, Secretary, First Bancshares, Inc., 142 East First Street, Mountain Grove, Missouri 65711.  You may also revoke your proxy by filing a duly executed proxy bearing a later date, or by appearing at the annual meeting in person, notifying the Secretary, and voting by ballot at the annual meeting.  Any stockholder of record attending the annual meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 10, 2009, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of First Bancshares’s common stock other than directors and executive officers;

•	each director and director nominee of First Bancshares;

•	each executive officer of First Bancshares or First Home Savings Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all directors and executive officers of First Bancshares and First Home Savings Bank as a group.

Persons and groups who beneficially own in excess of five percent of First Bancshares’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, based on such filings, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of First Bancshares’s common stock as of the close of business on September 10, 2009.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act 0f 1934, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 10, 2009 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Name	Number of Shares Beneficially Owned (1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5%

Jeffrey L. Gendell (2) Tontine Financial Partners, L.P. Tontine Management, L.L.C. 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	108,880	7.02%

Richard T. Gregg and Jenny D. Gregg (3)	143,744	9.27%
2155 West Koryton Drive
Nixa, Missouri 65714

Directors

D. Mitch Ashlock	1,500	0.10%
R.J. Breidenthal, Jr.	--	--
Harold F. Glass	45,649 (4)	2.94%
Billy E. Hixon	600	0.04%
John G. Moody	8,100 (5)	0.52%

Named Executive Officers

Thomas M. Sutherland*	2,969 (6)	0.19%
Lannie E. Crawford	--	--
Dale W. Keenan	2,286 (7)	0.15%
Ronald J. Walters	2,000	0.13%
Daniel P. Katzfey (8)	--	--

All Executive Officers and Directors as a Group (Ten Persons)	57,904	4.06%
_________
* Mr. Sutherland is also a director.
(1)
The amounts shown include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on September 10, 2009 through the exercise of stock options granted pursuant to our stock option plan: Mr. Hixon, 600 shares; Mr. Sutherland, 600 shares; Mr. Keenan, 2,000 shares; and Mr. Walters, 2,000 shares.

(2)
Based on information disclosed in a Schedule 13D/A, dated September 10, 2003. According to this filing, Tontine Management, L.L.C., the general partner of Tontine Financial Partners, L.P., has the power to direct the affairs of Tontine Financial Partners, L.P. Mr. Gendell is the managing member of Tontine Management, L.L.C., and in that capacity directs its operations. Accordingly, Tontine Management, L.L.C., Tontine Financial Partners, L.P. and Mr. Gendell have shared voting and dispositive power with respect to the shares reported.

(Footnotes continue on following page)

(3)	Based on information disclosed in a Schedule 13D/A, dated October 2, 2008. According to this filing, Mr. and Mrs. Gregg have shared voting and dispositive power with respect to the shares reported.
(4)	Of these shares, 37,249 are subject to a pledge.
(5)	Includes 5,100 shares held jointly with his wife.
(6)	Includes 1,363 shares held directly and 1,006 shares held in his wife’s individual retirement account.
(7)	Includes 286 shares held in the Company’s 401(k) Plan.
(8)	Mr. Katzfey resigned as President and Chief Executive Officer effective as of October 28, 2008.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors consists of six members and is divided into three classes.  One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.  Director Daniel P. Katzfey resigned effective October 28, 2008.  The Board of Directors appointed R.J. Breidenthal, effective as of October 31, 2008, to fill the vacancy created by Mr. Katzfey’s resignation. Mr. Breidenthal’s appointment to the Board of Directors was recommended by Director Hixon.  Mr. Breidenthal has served as an advisory director of First Bancshares and First Home Savings Bank since December 2006.

The Nominating Committee of the Board of Directors selects nominees for election as directors.  Both of our nominees currently serve as directors.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Harold F. Glass and R.J. Breidenthal.

The following table provides information regarding the nominees for election at the meeting and each director continuing in office.  Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.
Name	Age (1)	Principal Occupation	Year First Appointed Director	Year Term Expires

BOARD NOMINEES

Harold F. Glass	67	Partner of Millington, Glass & Love, a law firm located in Springfield, Missouri	1978 (2)	2012 (3)

R.J. Breidenthal, Jr.	61	Director of Security Bank of Kansas City, Kansas City, Kansas. First cousin of Thomas M. Sutherland, the Chairman of the Board and Chief Executive Officer of the Company and the Bank.	2008	2012 (3)

DIRECTORS CONTINUING IN OFFICE

Billy E. Hixon	61	Retired partner from regional CPA firm of BKD, LLP	2005	2010

John G. Moody	57	Jurist	1993	2010

Thomas M. Sutherland (4)	57	Chairman and Chief Executive Officer	2004	2011

D. Mitch Ashlock	52	President and Chief Executive Officer of First Federal of Olathe Bancorp, Inc. and First Federal Savings and Loan Association of Olathe	2006	2011
_________
(1)	At June 30, 2009.
(Footnotes continue on following page)

(2)	Includes prior service on the Board of Directors of First Home Savings Bank.
(3)          Assuming election at the annual meeting.
(4)	Mr. Sutherland has served as Chairman since 2005 and Chief Executive Officer since November 2008. He is also one of the owners of operators of the Sutherlands Home Improvement Centers group of stores.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of First Bancshares and First Home Savings Bank conduct their business through Board and committee meetings.  The Boards of Directors meet monthly and hold additional special meetings as needed.  During the fiscal year ended June 30, 2009, the Board of Directors of First Bancshares held 12 meetings and the Board of Directors of First Home Savings Bank held 12 meetings.  No director of First Bancshares or First Home Savings Bank attended fewer than 75% of the total meetings of the Boards of Directors and committee meetings on which he served during this period.

Committees and Committee Charters

The Board of Directors of First Bancshares has standing Executive, Audit, Compensation and Nominating Committees, and has adopted written charters for each of these committees except the Executive Committee.  Although copies of our Audit, Compensation and Nominating Committee charters are not available on our website, they are attached to our annual meeting proxy statement at least once every three years or when the charter has been materially amended. Stockholders may also obtain copies of these charters from the Corporate Secretary, First Bancshares Inc., P.O. Box 777, Mountain Grove, Missouri 65711.

Executive Committee

The Executive Committee consists of Messrs. Sutherland, Glass and Hixon.  The Executive Committee meets for the purpose of acting as our long range planning committee and taking any and all actions it deems necessary or appropriate between regular meetings of the Board of Directors.  This Committee met seven times during the year ended June 30, 2009.

Audit Committee

The Audit Committee consists of Messrs. Ashlock, Moody and Hixon.  This Committee meets for the purpose of reviewing our audit procedures and the report and performance of our independent auditor, and taking such other actions as are deemed necessary or appropriate by the Committee.  The Audit Committee has a charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the charter.  Each member of the Audit Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq.  The Board of Directors has determined that Billy E. Hixon meets the definition of “audit committee financial expert,” as defined by the SEC.  This Committee met six times during the year ended June 30, 2009.

Compensation Committee

Messrs. Glass and Ashlock are the members of the Compensation Committee.  Each member of the Committee is independent in accordance with the requirements for companies listed on Nasdaq.  The Compensation Committee has a charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the charter.  The Compensation Committee met once during the fiscal year ended June 30, 2009.

The Compensation Committee’s primary purpose is to oversee our compensation policies and their specific application to our Chief Executive Officer, President, Senior Lender and Chief Financial Officer.   The Committee is also responsible for reviewing the goals and objectives of our compensation plans, and administering these plans.   The Committee evaluates on an annual basis the performance of our Chief Executive Officer, President, Senior Lender and Chief Financial Officer and makes compensation recommendations to the full Board of Directors.   In addition, the Compensation Committee reviews the Chief Executive Officer’s evaluation of executive management and compensation recommendations.  The Committee is also responsible for reviewing director compensation.  The Compensation Committee has the authority to retain compensation consultants to assist in the evaluation of the compensation of the directors, Chief Executive Officer, President, Senior Lender and Chief Financial Officer or other experts deemed necessary by the Committee.

Nominating Committee

The Board of Directors also has a Nominating Committee, currently consisting of directors Ashlock, Breidenthal, Hixon, Moody and Glass, for selecting the nominees for election as directors.   Each member of the Committee is independent in accordance with the requirements for companies listed on Nasdaq.  The Nominating Committee met twice during the year ended June 30, 2009.

Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of First Home Savings Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies in the Board of Directors, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board of Directors, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of First Bancshares.  The Committee will consider director candidates recommended by our stockholders.  If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this Proxy Statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules regarding corporate governance.  The Board of Directors and its committees will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  First Bancshares’s common stock is listed on the Nasdaq Global Market.  In accordance with Nasdaq requirements, at least a majority of First Bancshares’s directors must be independent directors.  The Board of Directors has determined that five of its six directors are independent, as defined by Nasdaq.  Directors Ashlock, Breidenthal, Hixon, Moody and Glass are all independent.

Code of Ethics.   On August 25, 2004, the Board  Directors adopted the Officer and Director Code of Ethics.  The Code is applicable to each of First Bancshares’s directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct.  The Code was included as Exhibit 14 to First Bancshares’s Form 10-KSB for the year ended June 30, 2006.  A copy of the Code of Ethics is available upon request by contacting the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711.

Stockholder Communication With the Board of Directors.  The Board of Directors maintains a process for stockholders to communicate with the Board of Directors.  A stockholder may communicate with the Board of Directors or any individual director by mailing a written communication to the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711.  The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Annual Meeting Attendance by Directors.  All directors are requested to attend our annual meetings of stockholders.  All directors attended the 2008 annual meeting of stockholders except Director Moody.

Related Party Transactions

First Home Savings Bank, like many financial institutions, has followed a policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to these persons.  These loans are made in accordance with all applicable federal requirements.  At June 30, 2009, loans to directors and executive officers, including immediate family members, totaled $104,792.  These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with First Home Savings Bank’s other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

Mr. Harold F. Glass, a director of First Bancshares, is a partner with the law firm of Millington, Glass & Love, which serves as legal counsel for First Bancshares, First Home Savings Bank and its subsidiary.  In this capacity, Millington, Glass & Love was paid $79,967 in fees and expense reimbursement during the year ended June 30, 2009.  Of these fees and expense reimbursements, Mr. Glass’s interest was approximately $26,656.  These services were rendered on terms no less favorable to First Bancshares and First Home Savings Bank than those with unaffiliated third parties.

DIRECTORS’ COMPENSATION

Directors’ Compensation

The following table shows the compensation paid to our non-employee directors for the year ended June 30, 2009.  Compensation paid to Thomas M. Sutherland, our Chairman and Chief Executive Officer is included in the section entitled “Executive Compensation.”  The directors did not have any stock awards outstanding, nor did they receive any non-equity plan compensation or non-qualified deferred compensation earnings.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

D. Mitch Ashlock	13,600	--	--	13,600
R.J. Breidenthal, Jr.	12,000	--	--	12,000
Harold F. Glass	11,350	--	5,441 (1)	16,791
Billy E. Hixon	13,675	542 (2)	--	14,217
John G. Moody	10,975	--	--	10,975
_________
(1)	Consists of medical, dental, life and disability insurance premiums, and a legal retainer discontinued in November 2008..
(2)
Represents the dollar amount of expense recognized for financial statement reporting purposes in the year ended June 30, 2009 for an award made in 2006 and being earned ratably over the five-year period from the date of the award. Amount is calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“FAS 123R”). For a discussion of valuation assumptions, see Note 10 of the Notes to Consolidated Financial Statements in First Bancshares’s Annual Report on Form 10-K for the year ended June 30, 2009. As of June 30, 2009, Mr. Hixon had 1,000 stock options outstanding.

Members of First Bancshares’s Board of Directors do not receive any fees.  Members of First Home Savings Bank’s Board of Directors currently receive a monthly retainer of $400 and a board attendance fee of $450 per Board of Directors meeting.  Directors receive a fee of $350 for attendance at Executive Committee Meetings, and $250 for attendance at other committee meetings, except for attendance at loan committee meetings for which they receive a fee of $125.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation for First Bancshares’s named executive officers: (1) Thomas M. Sutherland, the principal executive officer, (2) Daniel P. Katzfey, the former principal executive officer and (3) our three other most highly compensated officers, who are: Lannie E. Crawford, Dale W. Keenan and Ronald J. Walters. The named executive officers did not have any stock awards outstanding, non-equity plan compensation or non-qualified deferred compensation earnings.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Thomas M. Sutherland (3)	2009	--	--	542	32,675	33,217
Chairman and Chief Executive Officer

Lannie E. Crawford (4)	2009	97,109	100	--	7,112	104,321
President

Dale W. Keenan	2009	98,512	100	4,342	10,001	112,955
Executive Vice President

Ronald J. Walters	2009	105,866	100	4,342	6,073	116,318
Senior Vice President, Treasurer and CFO	2008	101,976	1,250	7,622	6,313	117,161

Daniel P. Katzfey (5)	2009	62,798	--	9,357	9,522	81,677
Former President and Chief Executive Officer	2008	148,447	30,000	42,384	17,670	238,501
________
(1)
The amounts shown represent the dollar amount of expense recognized for financial statement reporting purposes in year reported for awards made in prior years and being earned by the officer ratably over a five-year period from the date of the award. Amounts are calculated pursuant to the provisions FAS 123R. For a discussion of valuation assumptions, see Note  10   of the Notes to Consolidated Financial Statements in First Bancshares’s Annual Report on Form 10-K for the year ended June 30, 2009.

(2)	For the year ended June 30, 2009, consists of the following:

Name	Fee for Service As CEO($)	Board and Committee Fees ($)	401(k) Match ($)	Medical And Dental Premiums($)	Life and Disability Premiums($)	Total ($)

Thomas M. Sutherland	16,000	16,675	--	--	--	32,675

Lannie E. Crawford	--	125	1,780	4,568	639	7,112

Dale W. Keenan	--	2,000	2,843	4,568	590	10,001

Ronald J. Walters	--	875	--	4,568	630	6,073

Daniel P. Katzfey	--	5,550	--	3,654	318	9,522

(3)	Mr. Sutherland was appointed as Chief Executive Officer effective as of November 10, 2008.
(4)	Mr. Crawford was appointed as President effective as of November 10, 2008. Prior to that, he served as Senior Vice President.
(5)	Mr. Katzfey resigned as President and Chief Executive Officer effective as of October 28, 2008.

Outstanding Equity Awards at Fiscal Year End

The following information with respect to outstanding options as of June 30, 2009 is presented for the named executive officers.  Option awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.  The named executive officers had no equity incentive plan awards or stock awards outstanding.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Thomas M. Sutherland	02/22/06	600	400	16.50	02/22/16

Lannie E. Crawford	--	--	--	--	--

Ronald J. Walters	03/30/07	2,000	3,000	17.00	03/30/17

Dale W. Keenan	03/30/07	2,000	3,000	17.00	03/30/17

Daniel P. Katzfey	11/09/06	--	--	--	--
	03/30/07	--	--	--	--

Potential Payments Upon Separation From Employment

First Bancshares’s 2004 Stock Option Plan and 2004 Management Recognition Plan provide for accelerated vesting of awards in the event of a change in control.  If a tender offer or exchange offer for First Bancshares’s common stock is commenced, or if a change in control occurs, all options granted and not fully exercisable will become exercisable in full upon the happening of that event.  With respect to unvested awards of restricted stock, at the election of the participant, the restricted period will lapse and all shares awarded as restricted stock will become fully vested in the participant to whom such shares were awarded.  If the participant does not make an election within 60 days following the tender offer, exchange offer or change in control, the shares will continue to vest in accordance with the other provisions of the award.  The 2004 Management Recognition Plan provides that if a participant incurs a termination of service by reason of death, disability or normal retirement after attainment of age 65, the restricted period with respect to the participant’s restricted stock will lapse.  The named executive officers did not have any restricted stock awards outstanding as of June 30, 2009. Although the named executive officers had unvested options outstanding as of June 30, 2009, the exercise price of these options exceeded the closing price of First Bancshares’s common stock on that date; therefore, the officers would not recognize any gain as a result of the accelerated vesting of the options.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and First Bancshares’s audit process.  The charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Committee to the independent auditor, the internal audit department and our management.

Audit Committee Report

The Audit Committee has issued the following report with respect to the audited financial statements of First Bancshares for the fiscal year ended June 30, 2009:

•	The Audit Committee has reviewed and discussed with management the fiscal 2009 audited financial statements;

•
The Audit Committee has discussed with McGladrey & Pullen, LLP, the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor its independence; and

•
Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2009 audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

Submitted by the Audit Committee of First Bancshares’s Board of Directors:

Billy E. Hixon
John G. Moody
D. Mitch Ashlock

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of any registered class of First Bancshares’s common stock, to file reports of ownership and changes in ownership with the SEC and to provide copies of these reports to us.  Based solely on our review of the forms we have received and written representations provided to us, we believe that during the fiscal year ended June 30, 2009, all filing requirements applicable to our reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

AUDITOR

McGladrey & Pullen, LLP served as our independent auditor for the fiscal year ended June 30, 2009.  The Audit Committee of the Board of Directors has appointed McGladrey & Pullen as the independent auditor for the fiscal year ending June 30, 2010.  A representative of McGladrey & Pullen will be present at the annual meeting to respond to stockholders’ questions and will have the opportunity to make a statement if he or she so desires.

The following table sets forth the aggregate fees billed, or expected to be billed, to us by McGladrey & Pullen for professional services rendered for the fiscal years ended June 30, 2009 and 2008.

	Year Ended June 30,
	2009	2008

Audit Fees	$179,153	$ 144,785
Audit-Related Fees	--	--
Tax Fees	9,952	15,705
All Other Fees	--	--

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditors and whether the service could compromise the independence of the independent auditors.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of First Bancshares’s common stock.  In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by facsimile or telephone without additional compensation.

A copy of First Bancshares’s Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 10, 2009.  Any stockholder who has not received a copy of our Annual Report to Stockholders or would like to obtain a copy of our Annual Report on Form 10-K may do so, free of charge, by writing to Ronald J. Walters, Senior Vice President and Chief Financial Officer, First Bancshares, Inc., 142 East First Street, Mountain Grove, Missouri 65711.  Alternatively, this report is available free of charge on First Bancshares’s website at www.fhsb.com as soon as reasonably practicable after it is electronically filed with the SEC.  The Annual Report to Stockholders and the Annual Report on Form 10-K are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting to be held in October 2010 must be received by us no later than May 27, 2010 to be considered for inclusion in the proxy materials and form of proxy relating to the meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Our Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before an annual meeting, the stockholder must deliver notice of nominations and/or proposals to the Secretary of First Bancshares not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days’ notice of the annual meeting is given to stockholders, the stockholder’s notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders.  We anticipate that, in order to be timely, stockholder nominations or proposals intended to be made at this year’s meeting must be made by October 5, 2009.  As specified in our Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including that person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice.  The notice with respect to business proposals to be brought before the meeting must state the stockholder’s name, address and number of shares of First Bancshares common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal.

                            BY ORDER OF THE BOARD OF DIRECTORS

                                                            /s/ Shannon Peterson

                            SHANNON PETERSON
                            SECRETARY

Mountain Grove, Missouri
September 24, 2009

[X]	PLEASE MARK VOTES
AS IN THIS EXAMPLE

REVOCABLE PROXY
FIRST BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 22, 2009

The undersigned hereby appoints John G. Moody and Billy E. Hixon as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Bancshares, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held at the Days Inn located at 300 East 19th Street, Mountain Grove, Missouri, on Thursday, October 22, 2009 at 1:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election as director of the nominees listed below for a three year term (except as marked to the contrary below)	[ ]	[ ]	[ ]

Harold F. Glass
R.J. Breidenthal, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

Please be sure to sign and date this Proxy in the box below.		The Board of Directors recommends a vote “FOR” the director nominees.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEES, AS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Date

Stockholder	Co-holder (if any)
sign above	sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST BANCSHARES, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Should the above-signed be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of First Bancshares, Inc. at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above-signed acknowledges receipt from First Bancshares, Inc. prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 24, 2009 and the 2009 Annual Report to Stockholders.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If shares are held jointly, each holder should sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT: http://www.fhsb.com/aboutinvestors.cfm